SEI DAILY INCOME TRUST

Ultra Short Bond Fund
Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund

Supplement Dated March 28, 2006
to the Class A, B and C Shares Prospectus Dated May 31, 2005

This Supplement provides new and additional information beyond that contained in the Class A, B and C Shares Prospectus, and should be read in conjunction with such Prospectus.

Changes to the Funds' Investment Strategies

At a meeting held on March 9, 2006, the Board of Trustees of SEI Daily Income Trust approved changes to the investment strategies for the Ultra Short Bond, Short-Duration Government, Intermediate-Duration Government and GNMA Funds (each a "Fund" and together, the "Funds") to allow the Funds to invest in futures, options and swaps. The Prospectus is hereby supplemented to reflect these changes.

Accordingly, for the Ultra Short Bond Fund, the following sentence is hereby added at the end of the first paragraph of the Fund's "Investment Strategy" sub-section:

In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments.

In the "What are the Risks of Investing in the Fund?" sub-section for the Ultra Short Bond Fund, the following paragraph is hereby added:

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. As with any security, particularly in volatile times, there may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

In addition, for each of the Short-Duration Government, Intermediate-Duration Government and GNMA Funds, the last sentence of the first paragraph of each Fund's "Investment Strategy" sub-section is hereby deleted and replaced with the following:

In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMS-F-227 (3/06)

SEI DAILY INCOME TRUST

Ultra Short Bond Fund
Short-Duration Government Fund
Intermediate-Duration Government Fund
GNMA Fund

Supplement Dated March 28, 2006
to the Statement of Additional Information ("SAI") Dated May 31, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Changes in the Funds' Investment Strategies and Non-Fundamental Investment Policies

At a meeting held on March 9, 2006, the Board of Trustees of SEI Daily Income Trust approved changes to the investment strategies and non-fundamental investment policies for the Ultra Short Bond, Short-Duration Government, Intermediate-Duration Government and GNMA Funds (each a "Fund" and together, the "Funds") to allow the Funds to invest in futures, options and swaps. The SAI is hereby supplemented to reflect these changes.

Accordingly, the descriptions of the Funds provided in the "Investment Objectives and Policies" section are hereby deleted and replaced with the following:

ULTRA SHORT BOND FUND—The Ultra Short Bond Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility. Under normal market conditions, the Fund invests at least 80% of its net assets in obligations of U.S. dollar-denominated instruments consisting of: (i) commercial paper rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) corporate obligations (notes, bonds and debentures) rated in one of the four highest long-term rating categories by an NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment; (v) mortgage-backed securities; (vi) asset-backed securities rated in one of the four highest long term rating categories by an NRSRO or, if unrated, determined by the adviser to be of comparable quality at the time of investment; (vii) repurchase agreements involving the foregoing securities; and (viii) U.S. dollar denominated-instruments of foreign issuers. The Fund may also invest in futures contracts, options, swaps and other similar instruments.

The Fund's sub-adviser intends to limit the Fund's purchases of non-mortgage asset-backed securities to securities that are readily marketable at the time of purchase. The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 10% of its net assets in illiquid securities. Under normal conditions, the Fund's duration will range from half a year to one and a half years.

SHORT-DURATION GOVERNMENT FUND—The Short-Duration Government Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund invests in: (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government, including obligations of the Government National Mortgage Association ("GNMA"), and other mortgage-backed securities of governmental issuers; and (iii) repurchase agreements fully-collateralized by such obligations. The Fund may also invest in futures contracts, options, swaps and other similar instruments. The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 10% of its net assets in illiquid securities. The Fund's sub-adviser will strive to maintain a portfolio duration of up to three years.

INTERMEDIATE-DURATION GOVERNMENT FUND—The Intermediate-Duration Government Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund invests in the investments permitted for the Short-Duration Government Fund. The Fund may also invest in futures contracts, options, swaps and other similar instruments. The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 10% of its net assets in illiquid securities.

The Fund's sub-adviser will strive to maintain a portfolio duration of two and a half to five years.

GNMA FUND—The GNMA Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund invests in the investments permitted for the Short-Duration Government Fund, but without restrictions on portfolio duration. At least 80% of the net assets of the Fund will, under normal circumstances, be invested in mortgage-backed securities issued by GNMA. The Fund will notify its shareholders at least 60 days prior to any change to this policy. In addition, the GNMA Fund may invest in futures contracts, options, swaps and other similar instruments, and enter into dollar roll transactions with selected banks and broker-dealers. The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 10% of its net assets in illiquid securities.

The following paragraph is hereby is added to the "Description of Permitted Investments and Risk Factors" section:

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the adviser or sub-adviser determine is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

In addition, the "Investment Limitation" section of the SAI is modified by deleting Item 10 on page S-17 and replacing it with the following:

Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including (with the exception of the Ultra Short Bond, Short-Duration Government, Intermediate-Duration Government and GNMA Funds) futures contracts. However, subject to its permitted investments, each Fund may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

Finally, Item 14 on page S-17 in the "Investment Limitation" section is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-395 (3/06)